UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 12, 2019

THE ALKALINE WATER COMPANY INC.
Exact name of registrant as specified in its charter)

Nevada	000-55096	EIN 99-0367049
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

14646 N. Kierland Blvd., Suite 255
Scottsdale, Arizona 85254
(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (480) 656-2423

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 7.01 Regulation FD Disclosure.

A news release dated March 12, 2019 announcing the closing of an underwritten public offering is furnished herewith.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this current report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On March 12, 2019, we completed an underwritten public offering of 4,600,000 shares of our common stock, including 600,000 shares issued pursuant to the exercise, in full, of the option to purchase additional shares granted to the underwriters in connection with the offering. The shares were issued at a purchase price of US$2.50 per share, for total gross proceeds to our company of US$11,500,000, before deducting underwriting discounts and commissions and offering expenses payable by our company.

Canaccord Genuity LLC acted as the sole bookrunner for the offering. Haywood Securities Inc. acted as co-manager.

We intend to use the net proceeds from the offering for general corporate purposes, which may include reducing any outstanding indebtedness, increasing our working capital or capital expenditures.

The offering was made by means of written prospectuses and prospectus supplements that form part of our existing Canadian MJDS base shelf prospectus dated February 26, 2019, in Canada, and U.S. shelf registration statement on Form S-3 (Registration Statement No. 333-229428) dated January 30, 2019, and declared effective by the Securities and Exchange Commission (the “SEC”) on February 15, 2019, in the United States. Prospectus supplements and the accompanying prospectuses have been filed with the securities regulatory authorities in the Provinces of British Columbia, Alberta, Manitoba, Ontario and Saskatchewan, pursuant to the Multijurisdictional Disclosure System, and with the SEC in the United States.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

99.1 .	News Release dated March 12, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ALKALINE WATER COMPANY INC.

/s/ Richard A. Wright
Richard A. Wright
President, Chief Executive Officer and Director

March 12¸ 2019